UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2025
THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42 N. Chestnut Street
Ventura, California 93001
(Address of principal executive offices) (Zip Code)
(805) 585-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 27, 2025, The Trade Desk, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Meeting”). As of the record date for the Meeting, which was established by the Company’s board of directors to be the close of business on March 31, 2025, there were 448,266,598 shares of the Company’s Class A common stock, par value $0.000001 per share (the “Class A common stock”), outstanding (each entitled to one vote per share) and 43,302,678 shares of the Company’s Class B common stock, par value $0.000001 per share (the “Class B common stock” and, together with the Class A common stock, the “common stock”), outstanding (each entitled to 10 votes per share). The common stock voted as a single class on all matters. Of the 491,569,276 shares of common stock outstanding as of the record date, 411,758,014 shares were represented at the Meeting, together representing a total of 792,210,676 votes, or a majority of the voting power of all issued and outstanding shares of common stock as of the record date, and constituting a quorum under the Company’s bylaws. The stockholders considered four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2025 (the “Proxy Statement”). The final number of votes cast for and against (or withheld) and the final number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1. The stockholders elected two Class III directors to hold office for a three-year term expiring at the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Lise J. Buyer	584,832,097	137,866,713	69,511,866
Kathryn E. Falberg	679,596,285	43,102,525	69,511,866

Proposal 2. The stockholders approved The Trade Desk, Inc. 2025 Incentive Award Plan, which is an amendment and restatement of the Company’s 2016 Incentive Award Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
534,218,913	187,927,584	552,313	69,511,866

Proposal 3. The stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers set forth in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
647,533,115	74,434,862	730,833	69,511,866

Proposal 4. The stockholders ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the following vote:

For	Against	Abstain
788,055,457	3,801,560	353,659

No other items were presented for stockholder approval at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: May 29, 2025	By:	/s/ Laura Schenkein
Laura Schenkein
Chief Financial Officer (Principal Financial and Accounting Officer)